                                                                    Exhibit 99.1



                             WELLS FARGO BANK, N.A.

                                  as Custodian

                                       and

                       HSBC BANK USA, NATIONAL ASSOCIATION

                                   as Trustee

                               CUSTODIAL AGREEMENT

                          Dated as of September 1, 2006


       Luminent Mortgage Trust 2006-6 Mortgage Pass- Through Certificates,
                                 Series 2006-6

                                TABLE OF CONTENTS

                                                                                                                Page
Section 1.        Definitions.....................................................................................1
Section 2.        Delivery of this Agreement: Delivery of the Custodial Files.....................................4
Section 3.        Acceptance of Mortgage Loans by Custodian: Review of Documentation..............................4
Section 4.        Obligations of the Custodian: Ownership of Mortgage Loan Documents..............................6
Section 5.        Release of Custodial Files......................................................................7
Section 6.        Fees of Custodian...............................................................................7
Section 7.        Removal of Custodian With Respect to Some or All of the Mortgage Loans..........................8
Section 8.        Transfer of Custodial Files Upon Termination....................................................8
Section 9.        Examination of Custodial Files..................................................................9
Section 10.       Insurance of Custodian..........................................................................9
Section 11.       Counterparts....................................................................................9
Section 12.       Periodic Statements.............................................................................9
Section 13.       GOVERNING LAW...................................................................................9
Section 14.       Copies of Mortgage Documents...................................................................10
Section 15.       No Adverse Interest of Custodian...............................................................10
Section 16.       Termination by Custodian.......................................................................10
Section 17.       Term of Agreement..............................................................................10
Section 18.       Notices........................................................................................10
Section 19.       Successors and Assigns.........................................................................13
Section 20.       Limitation on Liability........................................................................13
Section 21.       Custodian Obligations Regarding Genuineness of Documents.......................................15
Section 22.       Shipment of Documents..........................................................................15
Section 23.       Authorized Representatives.....................................................................15
Section 24.       Amendments.....................................................................................15
Section 25.       Eligibility Requirements for the Custodian.....................................................16
Section 26.       Reliance of Custodian..........................................................................16

                            EXHIBITS
                            --------

EXHIBIT A            MORTGAGE LOAN SCHEDULE
EXHIBIT B-1          FORM OF INITIAL CERTIFICATION
EXHIBIT B-2          FORM OF INTERIM CERTIFICATION
EXHIBIT B-3          FORM OF FINAL CERTIFICATION
EXHIBIT B-4          FORM OF REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT
EXHIBIT B-5          FORM OF LOST NOTE AFFIDAVIT
EXHIBIT B-6          FORM OF ENDORSEMENT
EXHIBIT C            AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN
EXHIBIT D            AUTHORIZED REPRESENTATIVES OF THE TRUSTEE
EXHIBIT E            AUTHORIZED REPRESENTATIVES OF THE MASTER SERVICER
EXHIBIT F-l          AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (Countrywide Home Loans Servicing LP)
EXHIBIT F-2          AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (EMC Mortgage Corporation)
EXHIBIT F-3          AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (IndyMac Bank, F.S.B.)
EXHIBIT F-4          AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (Central Mortgage Company)
EXHIBIT F-5          AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (Residential Funding Corporation)
EXHIBIT F-6          AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (GMAC Mortgage Corporation)
EXHIBIT G            SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON
                     ASSESSMENT OF COMPLIANCE

         This is a Custodial Agreement (the "Agreement"), dated and effective as of September 1, 2006, by and between Wells Fargo Bank, N.A., as custodian (the "Custodian"), and HSBC Bank USA, National Association, as trustee (the "Trustee").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Trustee has entered into a Pooling Agreement dated as of September 1, 2006 (the "Pooling Agreement"), by and among Maia Mortgage Finance Statutory Trust as seller (the "Seller"), the Trustee, Lares Asset Securitization, Inc., as depositor (the "Depositor"), and Wells Fargo Bank, N.A., as master servicer and securities administrator (in its capacity as master servicer, the "Master Servicer" and in its capacity as securities administrator, the "Securities Administrator") pursuant to which the Depositor has conveyed certain Mortgage Loans identified on the mortgage loan schedules attached as Exhibit A hereto (each, a "Mortgage Loan Schedule") to the Trustee;

         WHEREAS, the Trustee and the Custodian desire that the Custodian shall hold the Mortgage Loan Documents (as defined herein) on behalf of the Trust in accordance with the terms hereof, and that the Custodian shall cooperate with the Master Servicer in the performance of the Master Servicer's duties under the Pooling Agreement and each applicable Servicing Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Trustee and the Custodian agree as follows:

         Section 1. Definitions.

         All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Pooling Agreement. The Trustee shall notify the Custodian of any material changes to such Pooling Agreement that may affect the rights and obligations of the Custodian set forth herein. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Agreement: This Custodial Agreement and all amendments and attachments hereto and supplements hereof.

         Commission:  The United States Securities and Exchange Commission.

         Custodial File: As to each Mortgage Loan listed on Exhibit A hereto, the file consisting of the Mortgage Loan Documents described in Sections 2.01 and 2.02 of the Pooling Agreement delivered to the Custodian as of the Closing Date or which at any time come into the possession of the Custodian pursuant to this Agreement.

         Custodian: Wells Fargo Bank, N.A. or any successor in interest or assign, or any successor to the Custodian under this Agreement as herein provided.

         Final Certification: A final certification as to each Mortgage Loan, which Final Certification is delivered to the Depositor, the Master Servicer, the Servicers and the Trustee by the Custodian in accordance with Section 3(d) hereof and in the form annexed hereto as Exhibit B-3.

         Initial Certification: An initial certification as to each Mortgage Loan, which Initial Certification is delivered to the Depositor, the Master Servicer, the Servicers and the Trustee by the Custodian in accordance with
Section 3(a) hereof and in the form annexed hereto as Exhibit B-1.

         Interim Certification: An interim certification as to each Mortgage Loan, which Interim Certification is delivered to the Depositor, the Master Servicer, the Servicers and the Trustee by the Custodian in accordance with
Section 3(b) hereof and in the form annexed hereto as Exhibit B-2.

         Master Servicer: Wells Fargo Bank, N.A. or its successors in interest.

         MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

         MERS Designated Mortgage Loan: Any Mortgage Loan as to which the related Mortgage or Assignment of Mortgage has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note and which is identified as a MERS Mortgage Loan on the related Mortgage Loan Transmission.

         MERS Identification Number: The eighteen digit number permanently assigned to each MERS Mortgage Loan.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Custodial File which shall include the Mortgage Loan Documents set forth or described in Sections 2.01 and 2.02 of the Pooling Agreement.

         Mortgage Loan Documents: Custodial Files delivered to the Custodian pursuant to this Agreement.

         Mortgage Loan Schedule: Each schedule attached hereto as Exhibit A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund. Such schedule shall set forth, among other things, the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the Mortgagor's name, (iii) the street address of the Mortgaged Property, including the city, state and zip code; (iv) the original principal amount of the Mortgage Loan; (v) the Mortgage Rate at origination; (vi) the monthly payment of principal and interest at origination;
(vii) the Mortgage Pool in which such Mortgage Loan is included; (viii) the Servicer servicing such Mortgage Loan and the applicable Servicing Fee Rate;
(ix) the Custodian with respect to the Custodial File related to such Mortgage Loan; (x) where applicable, whether such Mortgage Loan is covered by a Bulk PMI Policy and the applicable PMI Insurer and the Insurance Fee Rate; (xi) where applicable, whether such Mortgage Loan is a Simple Interest Loan; and (xii) where applicable, whether such Mortgage Loan has an early payment default repurchase obligation. The Depositor shall be responsible for providing the Trustee and the Master Servicer with all amendments to each Mortgage Loan Schedule.

         Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.l 100-229.1 123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Seller: Maia Mortgage Finance Statutory Trust under the Pooling Agreement.

         Servicer: Each of Countrywide Home Loans Servicing LP, EMC Mortgage Corporation, GMAC Mortgage Corporation, IndyMac Bank, F.S.B., Residential Funding Corporation, and Central Mortgage Company, and any of their respective successors in interest and assigns.

         Servicing Agreement: With respect to Countrywide Home Loans Servicing LP, the Reconstituted Servicing Agreement dated as of September 28, 2006, among the Depositor, the Seller, the Master Servicer, the Securities Administrator and such Servicer and acknowledged by the Trustee. With respect to EMC Mortgage Corporation, the Reconstituted Servicing Agreement dated as of September 28, 2006, among the Depositor, the Seller, the Master Servicer, the Securities Administrator and such Servicer and acknowledged by the Trustee. With respect to Central Mortgage Company, the Reconstituted Servicing Agreement dated as of September 28, 2006, among the Depositor, the Seller, the Master Servicer, the Securities Administrator and such Servicer and acknowledged by the Trustee. With respect to IndyMac Bank, F.S.B., the Reconstituted Servicing Agreement dated as of September 28, 2006, among the Depositor, the Seller, the Master Servicer, the Securities Administrator and such Servicer and acknowledged by the Trustee. With respect to Residential Funding Corporation, the Reconstituted Servicing Agreement dated as of September 28, 2006, among the Depositor, the Seller, the Master Servicer, the Securities Administrator and such Servicer and acknowledged by the Trustee. With respect to GMAC Mortgage Corporation, the Interim Servicing Agreement dated as of September 1, 2006, among the Servicer and the Seller as the Initial Owner.

         Servicing Officer: Any officer of any Servicer involved in, or responsible for, the administration and servicing of Mortgage Loans, whose name and specimen signature appear on the list of Authorized Representatives annexed as Exhibit F-l, Exhibit F-2, Exhibit F-3, Exhibit F-4, Exhibit F-5 or Exhibit F-6, furnished by the applicable Servicer to the Trustee, the Custodian and the Depositor on the Closing Date, as such list may from time to time be amended.

         Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of the Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Mortgage Loans under the direction or authority of the Custodian.

         Trust: The trust fund created pursuant to the Pooling Agreement and known as the "Luminent Mortgage Trust 2006-6."

         Pooling Agreement:  As defined in the first RECITAL of this Agreement.

         Section 2. Delivery of this Agreement: Delivery of the Custodial Files.

         (a) On or prior to the Closing Date, the Depositor shall deliver each Mortgage Loan Schedule to the Custodian. On the Closing Date, the Trustee, the Depositor and the Custodian shall, if necessary, amend the Mortgage Loan Schedule. Subsequent to the Closing Date, in the event of any repurchase or substitution of any Mortgage Loan, the Trustee or the Master Servicer, as applicable, shall instruct the Custodian in writing to amend the Mortgage Loan Schedule to reflect the withdrawals and substitutions of Deleted Mortgage Loans from this Agreement, and provide a copy of the applicable certificate from the Depositor or Master Servicer regarding such withdrawal of a Deleted Mortgage Loan from this Agreement; and in the case of any substitution of a Mortgage Loan, to reflect the addition of any Qualifying Substitute Mortgage Loan to this Agreement. The Mortgage Loans set forth in the Mortgage Loan Schedule from time to time shall be subject to this Agreement.

         (b) Any Opinion of Counsel delivered by the Depositor pursuant to this Section shall be accompanied by an Officer's Certificate of the Depositor, upon which the Custodian shall be entitled to conclusively rely, to the effect that the Depositor has delivered such Opinion of Counsel to the Trustee and such Opinion is acceptable to both. From time to time, the Trustee, the Master Servicer or a Servicer will forward to the Custodian additional documents pursuant to the Pooling Agreement, as applicable, or the applicable Servicing Agreement or additional documents evidencing an assumption, modification or extension of a Mortgage Loan approved by the Master Servicer or the applicable Servicer in accordance with the Pooling Agreement, as applicable, and the applicable Servicing Agreement.

         (c) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to the Custodian an Officer's Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Distribution Account pursuant to Section 8.01(d) of the Pooling Agreement have been so deposited.

         Section 3. Acceptance of Mortgage Loans by Custodian: Review of Documentation.

         (a) The Custodian, by execution and delivery hereof, acknowledges receipt of the Custodial Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian, on behalf of the Trustee, under this Section 3. The Custodian, on behalf of the Trustee, shall execute and deliver on the Closing Date an Initial Certification in the form annexed hereto as Exhibit B-1.

         (b) Within 45 days after the Closing Date, the Custodian shall, on behalf of the Trustee and for the benefit of Holders of the Certificates, review each Custodial File to ascertain that all required documents set forth in
Section 2 hereof have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Depositor, the Master Servicer, the applicable Servicer and the Trustee an Interim Certification in the form annexed hereto as Exhibit B-2 to the effect that, as to each Mortgage Loan listed in each Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Sections 2.01 and 2.02 of the Pooling Agreement are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan. The Custodian shall review the documents to see that they are executed and are endorsed as in Sections 2.01 and 2.02 of the Pooling Agreement, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. The Custodian shall have no responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser. Such Interim Certification shall supersede all Initial Certifications relating to the same Custodial File.

         (c) If in the course of the review described in paragraph (b) above the Custodian discovers any document or documents constituting a part of a Custodial File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, tom or otherwise physically altered except to alterations which the related borrower has given its written consent) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a "Material Defect"), the Custodian shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to the Depositor, the Master Servicer, the applicable Servicer and the Trustee.

         (d) Within 180 days following the Closing Date, the Custodian shall deliver to the Depositor, the Master Servicer, the applicable Servicer and the Trustee a Final Certification substantially in the form annexed hereto as Exhibit B-3 evidencing the completeness of the Custodial Files in its possession or control. Such Final Certification shall supersede all Initial and Interim Certifications relating to the same Custodial File.

         (e) For purposes of the determinations required to be made by the Custodian pursuant to paragraphs (a) through (d) of this Section 3, the Custodian shall be entitled, but not obligated, to conclusively rely upon the diskette, tape or other electronic media (the "Data File") provided by or on behalf of the Depositor with respect to the Mortgage Loans as to whether (i) any guarantee was executed in connection with any Mortgage Loan, (ii) any assumption, modification or substitution agreement was executed in connection with any Mortgage Loan, (iii) primary mortgage guaranty insurance is required with respect to any Mortgage Loan or (iv) any security agreement, chattel mortgage or equivalent instrument was executed in connection with any Mortgage Loan.

         (f) If, during the term of this Agreement, the Custodian discovers any defect with respect to any Custodial File, the Custodian shall give written specifications of such defect to the Trustee. In accordance with the provisions of the underlying Purchase Agreements, the applicable Originator will be responsible for completing or correcting any missing, incomplete or inconsistent documents, and the Custodian shall not be responsible or liable hereunder for completing or correcting any missing, incomplete or inconsistent documents, causing the applicable Servicer or any other person or entity to do so or notifying any person that any such action has or has not been taken.

         Section 4. Obligations of the Custodian: Ownership of Mortgage Loan Documents.

         (a) With respect to each Custodial File that is delivered to the Custodian or that comes into the possession of the Custodian pursuant to this Agreement, the Custodian acknowledges and agrees that the Custodian is the custodian for the Trustee exclusively and that the Trustee of the Mortgage Loans has the legal right to, at any time and in its absolute discretion, direct, in writing, the Custodian to release any Custodial File or all Custodial Files to the Trustee or the Trustee's designee, as the case may be, at such place or places as the Trustee may designate. The Custodian shall hold each Custodial File received by it for the exclusive use and benefit of the Trustee, and shall make disposition thereof only in accordance with this Agreement and the written instructions furnished by the Trustee. The Custodian shall segregate and maintain continuous custody of all mortgage documents constituting the Custodial File in secure and fire-resistant facilities in accordance with customary standards (two-hour fire rated) for such custody. The Custodian shall conduct, or cause to be conducted, periodic audits of the Custodial Files held by it under this Agreement in accordance with this Agreement and of the related accounts, records and computer systems, in such a manner as shall allow the Trustee to verify the accuracy of the Custodian's record keeping. The Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in the Custodial File or of any Mortgage Loans or (ii) the collectibility, insurability, effectiveness including the authority or ,capacity of any Person to execute or issue any document in the Custodial File, or suitability of any Mortgage Loan unless specified otherwise in this Agreement. The Custodian shall promptly report to the Trustee any failure on its part to hold the Custodial Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy such failure.

         (b) On or before March 1st of each calendar year, beginning with March 1, 2007, the Custodian shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Custodian), which is a member of the American Institute of Certified Public Accountants, to furnish to the Trustee, the Depositor, the Securities Administrator and the Master Servicer a report to the effect that such firm that attests to, and reports on, the assessment made by such asserting party pursuant to Section 4(c) below, which report shall be made in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board.

         (c) On or before March 1st of each calendar year, beginning with March 1, 2007, the Custodian shall deliver to the Trustee, the Master Servicer, the Securities Administrator and the Depositor a report regarding its assessment of compliance with the servicing criteria identified in Exhibit G attached hereto, as of and for the period ending the end of the fiscal year ending no later than December 31 of the year prior to the year of delivery of the report, with respect to asset-backed security transactions taken as a whole in which the Custodian is performing all of the servicing criteria specified in Exhibit G. Each such report shall include (a) a statement of the party's responsibility for assessing compliance with the servicing criteria applicable to such party, (b) a statement that such party used the criteria identified in Item 1122(d) of Regulation AB (ss. 229.1122(d)) to assess compliance with the applicable servicing criteria, (c) disclosure of any material instance of noncompliance identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the applicable servicing criteria, which report shall be delivered by the Custodian as provided in this Section 4(c).

         (d) The Custodian has not and shall not engage any Subcontractor which is "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, unless such Subcontractor provides, beginning March 1, 2007, and annually thereafter, a report and a statement of a registered public accounting firm certifying its compliance with the applicable servicing criteria in Item 1122(d) of Regulation AB.

         Section 5. Release of Custodial Files.

         (a) Upon (i) becoming aware of the payment in full of any Mortgage Loan or (ii) the receipt by the Master Servicer or the applicable Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to Certificateholders on the next applicable Distribution Date, the Master Servicer, pursuant to the Pooling Agreement shall, or shall cause the applicable Servicer to, promptly notify the Custodian by a certification (which certification will include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account or custodial account maintained by the Master Servicer or the applicable Servicer pursuant to the Pooling Agreement or the applicable Servicing Agreement have been or will be deposited) of a Servicing Officer and shall request the Custodian, on the request for release and receipt substantially in the form of Exhibit B-4 (or an electronic version mutually acceptable to the Custodian and the applicable Servicer), to deliver to the Master Servicer or the applicable Servicer, as the case may be, the related Custodial File. Upon receipt of such certification and request, the Custodian shall promptly release and send via overnight mail the related Custodial File within three Business Days to the applicable Servicer and the Custodian shall have no further responsibility with regard to such Custodial File.

         (b) The Custodian shall, upon request of the Master Servicer or the applicable Servicer and delivery to the Custodian of a request for release and receipt signed by a Servicing Officer substantially in the form of Exhibit B-4 (or an electronic version acceptable to the Custodian) for the purposes of servicing the Custodial File, release within three Business Days the related Custodial File held in its possession or control to the Master Servicer or the applicable Servicer. Such release shall obligate the Master Servicer or the applicable Servicer to return the Custodial File to the Custodian when the need therefor by the Master Servicer or the applicable Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the Custodial File shall be released by the Custodian to the Master Servicer or the applicable Servicer.

         Section 6. Fees of Custodian.

         All fees of the Custodian for its services under this Agreement as agreed upon by the Custodian and the Master Servicer will be paid by the Master Servicer from its own funds. The Custodian shall be entitled to reimbursement of all reasonable expenses incurred by the Custodian (including but not limited to counsel fees and the indemnification provided for in Section 8.08 of the Pooling Agreement) by the Trust Fund, which reimbursements will be made by the Securities Administrator from funds in the Distribution Account. The Custodian agrees that it will continue to act as Custodian hereunder and perform its duties hereunder, and if after a 60-day period the Master Servicer has failed to pay the Custodian's fees, the Custodian may seek repayment of such fees from the Securities Administrator who will pay such fees from amounts on deposit in the Distribution Account prior to any distributions to Certificateholders pursuant to Section 8.05 of the Pooling Agreement.

         Section 7. Removal of Custodian With Respect to Some or All of the Mortgage Loans.

         With or without cause, the Trustee may with 60 days' notice to the Custodian remove and discharge the Custodian from the performance of its duties under this Agreement with cause, or at the direction of the Depositor, without cause, with respect to any or all of the Mortgage Loans by written notice from the Trustee to the Custodian, with a copy to the Depositor, the Master Servicer and all applicable Servicers and delivery of all outstanding Final Certifications. Having given notice of such removal, the Trustee promptly shall, by written instrument, with a copy to the Depositor and the applicable Servicer(s) and an original to the successor custodian or document custodian,
(i) appoint a successor custodian to act on behalf of the Trustee to replace the Custodian under this Agreement, (ii) designate a document custodian to receive the Custodial Files with respect to the Mortgage Loans removed from this Agreement, or (iii) take delivery of the Custodial Files. The Trustee's appointment of a successor custodian or document custodian shall be subject to the consent of the Depositor, which consent shall not be unreasonably withheld. In the event of any such removal, the Custodian shall promptly transfer to the successor custodian, as directed, all affected Custodial Files. In the event of removal of the Custodian for cause and the appointment of a successor custodian under this Agreement, the expenses of transferring the Custodial Files to the successor custodian shall be at the expense of the Custodian. In the event of removal of the Custodian without cause by the Trustee and the appointment of a successor custodian under this Agreement, the Master Servicer, on behalf of the Depositor, shall be responsible for the expenses of transferring the Custodial Files to the successor custodian. In all cases, the fees of the successor custodian hereunder shall be paid by the Master Servicer on behalf of the Depositor or, if the Master Servicer fails to pay such fees, then as provided in
Section 6 above. Notwithstanding the foregoing, this Agreement shall remain in full force and effect with respect to any Mortgage Loans for which this Agreement is not terminated hereunder.

         Section 8. Transfer of Custodial Files Upon Termination.

         If the Custodian is notified by the Trustee that the Pooling Agreement has been terminated, upon written request of the Trustee, the Custodian shall release to such Persons as the Trustee shall designate the Custodial Files relating to such Mortgage Loans as the Trustee shall request.

         Section 9. Examination of Custodial Files.

         Upon reasonable (but in no event less than two Business Days) prior written notice to the Custodian, the Master Servicer, each Servicer and the Trustee and their respective agents, accountants, attorneys, auditors and prospective purchasers will be permitted during the Custodian's normal business hours to examine the Custodial Files, documents, records and other papers in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans at the expense of the requesting party.

         Section 10. Insurance of Custodian.

         At its own expense, the Custodian shall maintain at all times during the existence of this Agreement and keep in full force and effect fidelity insurance, theft of documents insurance, forgery insurance and errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks which act as custodian and in amounts and with insurance companies reasonably acceptable to the Trustee. The minimum coverage under any such bond and insurance policies shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Owner's & Servicer's Guide. A certificate of the respective insurer as to each such policy, with a copy of such policy attached, shall be furnished to the Trustee, upon request, containing the statement of the insurer or endorsement evidencing that such insurance shall not terminate prior to receipt by the Trustee, by registered mail, of 30 days' prior written notice thereof.

         Section 11. Counterparts.

         For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute one and the same instrument.

         Section 12. Periodic Statements.

         On or before December 31 of each year, or upon the request of the Trustee at any other time, the Custodian shall provide to the Trustee a list of all the Mortgage Loans for which the Custodian holds a Custodial File pursuant to this Agreement. Such list may be in the form of a copy of the Mortgage Loan Schedule with manual additions and deletions to specifically denote any Mortgage Loans substituted, paid off or repurchased since the date of this Agreement.

         Section 13. GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 14. Copies of Mortgage Documents.

         Upon the request of the Master Servicer, any Servicer or the Trustee and at the expense of the Master Servicer, the Custodian shall provide, within two Business Days, the requestor with copies of the Mortgage Notes, Mortgages, Assignments of Mortgages and other documents relating to any or all of the Mortgage Loans.

         Section 15. No Adverse Interest of Custodian.

         By execution of this Agreement, the Custodian represents and warrants that it currently holds, and during the existence of this Agreement shall hold, no adverse interest, by way of security or otherwise, in any Mortgage Loan, and hereby waives and releases any such interest which it may have in any Mortgage Loan as of the date hereof.

         Section 16. Termination by Custodian.

         The Custodian may terminate its obligations under this Agreement upon at least 60 days' notice to the Depositor, the Master Servicer, each Servicer and the Trustee. The costs associated with the termination of this Agreement by the Custodian, including all costs associated with the transfer of the Custodial Files, shall be borne by the Custodian. In the event of such termination, the Trustee shall promptly appoint a successor custodian. The Trustee shall provide notification of a successor custodian to the Master Servicer and each Servicer. The Trustee's appointment of a successor custodian shall be subject to the consent of the Depositor, which consent shall not be unreasonably withheld. The payment of such successor custodian's fees and expenses with respect to each Mortgage Loan shall be solely the responsibility of the Master Servicer. Upon such appointment the Custodian shall promptly transfer to the successor custodian, as directed, all Custodial Files being administered under this Agreement. If no successor is so appointed and approved by the end of such 60 day period, the Custodian shall be entitled to petition a court of competent jurisdiction for the appointment of a successor custodian. The Master Servicer shall be responsible for the payment or reimbursement of such successor custodian's reasonable fees and expenses in connection with the performance of such successor custodian's obligations under this Agreement.

         Section 17. Term of Agreement.

         Unless terminated pursuant to Section 7, Section 8 or Section 16 hereof, this Agreement shall terminate upon the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and the final remittance of all funds due the Trustee under the Pooling Agreement. In such event, all documents remaining in the Custodial Files shall be released in accordance with the written instructions of the Trustee.

         Section 18. Notices.

         Any demand, notice, consent, report, statement or any other communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt). All demands, notices, consents, reports, statements and any other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the recipient party at the address shown below, or at such other addresses as may hereafter be furnished to the other parties by like notice:

                  (i) if to the Custodian:

                  Wells Fargo Bank, N.A.
                  24 Executive Park, Suite 100
                  Irvine, CA 92614
                  Attention: Account Manager, Luminent 2006-6

         or such other address as may hereafter be furnished to the Trustee in writing by the Custodian;

                  (ii) if to the Master Servicer:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, MD 21045
                  Attention: Luminent 2006-6
                  Facsimile: (410) 715-2380

                  (iii) if to the Trustee:

                  HSBC Bank USA, National Association
                  452 Fifth Avenue
                  New York, New York 10018
                  Telephone: (212) 525-1362
                  Facsimile: (212) 525-1300
                  Attention: Corporate Trust & Loan Agency/Luminent 2006-6

         with a copy to the Seller:

                  c/o Maia Mortgage Finance Statutory Trust
                  101 California St., 13th Floor
                  San Francisco, California 94111
                  Telephone: (415) 217-4500
                  Facsimile: (415) 217-4518


                  (iv) if to the Securities Administrator:

                  Wells Fargo Bank, N.A.
                  P.O. Box 98
                  Columbia, Maryland 21046
                  Attention: Luminent 2006-6
                  Telephone: (410) 715-2380

                  (v) if to the Servicers:

                      (A) Countrywide Home Loans Servicing LP 400 Countrywide Way Simi Valley, California 93065
                            Attention: Legal Department

                      (B)   EMC Mortgage Corporation
                            2780 Lake Vista Drive
                            Lewisville, Texas 75067
                            Attention: President or General Counsel
                            Facsimile: (469) 759-4714

                      (C)   IndyMac Bank, F.S.B.
                            3465 E. Foothill Boulevard
                            Pasadena, CA 91107
                            Fax: (626) 585-5042

                      (D)   Residential Funding Corporation
                            8400 Normandale Lake Boulevard, Suite 250
                            Minneapolis, MN 55437

         with a copy to:

                                 Residential Funding Corporation
                                 2255 N. Ontario Street, Suite 400
                                 Burbank, CA 91504
                                 Attention: Servicing Manager (Luminent 2006-6)

                      (E)   GMAC Mortgage Corporation
                            3451 Hammond Avenue
                            Waterloo, Iowa 50702

         with a copy to:

                            GMAC Mortgage Corporation 100 Witmer Road
                            Horsham, Pennsylvania 19044
                            Attention: General Counsel and
                            Executive Vice President of National Loan
                            Administration (Luminent 2006-6)
                            Telephone: (215) 682-1263
                            Facsimile: (215) 682-1467

                      (F)   Central Mortgage Company
                            801 John Barrow Road Suite 1
                            Little Rock, Arkansas 72205
                            Attention: Lou Ann Howard
                            Telephone:  (501) 716-5735
                            Facsimile:  (501) 716-5768

         Section 19. Successors and Assigns.

         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto, subject to the limitations herein provided. The Trustee shall have the right, subject to the terms of the Pooling Agreement, without the consent of the Custodian or the Depositor (but with notice in writing to the Custodian), to assign, in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to one or more parties including the Depositor and affiliates thereof, each of which in turn may assign, and in the case of the Depositor shall assign, its interest under this Agreement with respect to the Mortgage Loans to one or more parties, and such parties shall succeed to the rights of the Trustee under this Agreement with respect to the applicable Mortgage Loans. All references to the Trustee in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee, specifically including the Depositor and the Trustee. The Custodian shall have the right to assign, in whole or in part, its interest under this Agreement only with the prior written consent of the Trustee and the Depositor or in accordance with Section 16 hereof.

         Section 20. Limitation on Liability.

         (a) Neither the Custodian nor any of its directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed (which belief may be based upon the opinion or advice of counsel selected by it in the exercise of reasonable care) by it or them to be within the purview of this Agreement, except for its or their own negligence, bad faith or willful misconduct. The Custodian and any director, officer, employee or agent of the Custodian may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. In no event shall the Custodian or its directors, officers, agents and employees be held liable for any special, indirect, incidental, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         (b) Notwithstanding anything herein to the contrary, the Custodian agrees to indemnify the Trust Fund, the Trustee, the Master Servicer, each Servicer and each of their respective officers, and directors for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trustee or Trust Fund, due to any act or omission by the Custodian with respect to the Custodial Files which constitutes negligence, bad faith or willful misconduct on the part of the Custodian; provided, however, that the Custodian shall not be liable to any of the foregoing Persons for any amount and any portion of any such amount resulting from the willful misconduct, lack of good faith or negligence of such Person.

         (c) The Custodian and its directors, officers, employees and agents shall be entitled to indemnification and defense from the Trust Fund for any loss, liability or expense incurred without negligence, willful misconduct, bad faith on their part, arising out of, or in connection with, the acceptance or administration of the custodial arrangement created hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder.

         (d) The provisions of this Section 20 shall survive the termination of this Custodial Agreement.

         (e) The Custodian agrees to indemnify the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Trust Fund and each of their respective directors, officers, and employees and the Trust Fund and hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon the engagement of any Subcontractor in violation of Section 4(d) or any failure by the Custodian to deliver any information, report, certification, accountants' letter or other material when and as required under this Agreement, including any report under Sections 4(b) or 4(c).

         (f) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for the Custodian's compensation or for reimbursement of expenses.

         (g) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon or security interest in any Mortgage Loan.

         (h) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         (i) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

         (j) Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

         (k) Except as provided by the terms of the Pooling Agreement, the Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Trustee, or any third person.

         Section 21. Custodian Obligations Regarding Genuineness of Documents.

         In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement, provided that the provisions of this Section shall not in any manner limit or reduce the responsibilities of the Custodian under Section 3 hereof.

         Section 22. Shipment of Documents.

         Written instructions as to the method of shipment and the shipper(s) that the Custodian is directed to utilize in connection with transmission of Mortgage Loan Documents in the performance of the Custodian's duties hereunder shall be delivered by the Depositor to the Custodian prior to any shipment of any Mortgage Loan Documents hereunder or if written direction is not provided, the Custodian will utilize a nationally recognized courier for the shipment of documents. The Seller will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to Custodial Files and Mortgage Loan Documents as the Depositor deems appropriate. Without limiting the generality of the provisions of Section 20 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any person or property, arising out of actions of the Custodian properly taken pursuant to instructions of the Trustee.

         Section 23. Authorized Representatives.

         Each individual designated as an authorized representative of the Custodian, the Trustee, the Master Servicer or any Servicer (an "Authorized Representative") is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Custodial Agreement on behalf of the Custodian, the Trustee, the Master Servicer and all applicable Servicers, respectively, and the specimen signature for each such Authorized Representative of the Custodian, the Trustee, the Master Servicer and the Servicers initially authorized hereunder is set forth on Exhibits C, D, E and F respectively. From time to time, the Custodian, the Trustee, the Master Servicer or any Servicer may, by delivering to the others a revised exhibit, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

         Section 24. Amendments.

         This Agreement may be amended or modified from time to time by the Trustee and the Custodian, with prior notice by the Trustee to the Master Servicer, each Servicer, the Securities Administrator and the Depositor. In the event of an amendment to the Pooling Agreement, the Depositor shall provide a copy of such amendment to the Custodian. No amendments or modifications to the Pooling Agreement that have an impact on this Agreement shall be effective unless agreed to in writing by the Custodian.

         Section 25. Eligibility Requirements for the Custodian.

         The Custodian and any successor custodian shall at all times (i) be a depository institution subject to supervision or examination by a federal or state authority, (ii) have a combined capital and surplus of at least $15,000,000 and (iii) be qualified to do business in all applicable jurisdictions in which it engages in business. In case at any time the Custodian shall cease to be eligible in accordance with the provisions of this Section, the Custodian shall resign immediately in the manner and with the effect specified in Section 16.

         Section 26. Reliance of Custodian.

         (a) The Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any loan document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodial shall be under a duty to examine the same to determine, subject to the limitations of the Custodian's obligations set forth herein, whether or not it conforms to the requirements of this Agreement.

         (b) The Custodian shall have no duties or responsibilities except those that are specifically set forth in this Agreement. The Custodian shall have no responsibility nor duty with respect to any Mortgage Loan while such Mortgage Loan is not in its possession. If the Custodian requests instructions from the Trustee with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Trustee with respect to a Mortgage Loan without incurring any liability therefore to the Trustee or any other Person.

         (c) Other than as provided herein, neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action or omission to act hereunder except for its or their own negligence or bad faith or willful misconduct. In no event shall the Custodian or any of its directors, officers, agents or employees have any responsibility to ascertain or take action except as expressly provided herein.

         (d) Neither the Custodian nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Custodian or any of directors, officers, agents or employees shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian or any of its directors, officers, agents or employees shall be implied with respect to this Agreement or the Custodian's services hereunder.

         (e) The Custodian, its directors, officers, agents and employees shall be under no duty or obligation to inspect, review or examine the Mortgage Loan to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

         (f) The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

         (g) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability (other than expenses or liabilities otherwise required to be incurred by the express terms of this Agreement) in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

         (h) Any corporation into which the Custodian may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any corporation succeeding to the business of the Custodian shall be the successor of the Custodian hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.




                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Trustee and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO BANK, N.A.,
                                       as Custodian

                                       By: /s/ Patrick M. Gorrien
                                           ----------------------
                                       Name: Patrick M. Gorrien
                                       Title:  Vice President

                                       HSBC BANK USA, NATIONAL ASSOCIATION,
                                       not in its individual
                                       capacity, but solely as Trustee

                                       By: /s/ Elena Zhang
                                           ---------------
                                       Name:  Elena Zhang
                                       Title:  Assistant Vice President


Agreed to and Acknowledged by:

LARES ASSET SECURITIZATION, INC.,
         as Depositor


By:      /s/ Christopher J. Zyda
         -----------------------
Name:  Christopher J. Zyda
Title:  Chief Financial Officer

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



                      [On file with Hunton & Williams LLP]











                                  Exhibit A-1

                                   EXHIBIT B-1

                          FORM OF INITIAL CERTIFICATION

                                                          --------------------
                                                                          Date

HSBC Bank USA, National Association                       EMC Mortgage Corporation
452 Fifth Avenue                                          Mac Arthur Ridge II
New York, New York 10018                                  909 Hidden Ridge Drive, Suite 200
Attention: Corporate Trust & Loan                         Irving, Texas 75038
Agency/Luminent 2006-6

Maia Mortgage Finance Statutory Trust                     GMAC Mortgage Corporation
101 California St., 13th Floor                            3451 Hammond Avenue
San Francisco, California 94111                           Waterloo, Iowa 50702
Attention: Christopher Zyda
Telephone: (415) 217-4500
Facsimile: (415) 217-4518

Wells Fargo Bank, N.A.                                    IndyMac Bank, F.S.B.
9062 Old Annapolis Road                                   3465 East Foothill Boulevard
Columbia, MD 21045                                        Pasadena, California 91107

Countrywide Home Loans Servicing LP                       Residential Funding Corporation
400 Countrywide Way                                       8400 Normandale Lake Boulevard, Suite 250
Simi Valley, California 93065                             Minneapolis, MN 55437

Central Mortgage Company
801 John Barrow Road Suite 1
Little Rock, Arkansas 72205
Attention: Lou Ann Howard
Telephone:  (501) 716-5735
Facsimile:  (501) 716-5768


         Re:      Custodial Agreement dated as of September 1, 2006
                  (the "Custodial Agreement"), between HSBC Bank USA,
                  National Association, as Trustee, and Wells Fargo Bank, N.A., as Custodian, with respect to Luminent Mortgage Trust 2006-6 Mortgage Pass-Through Certificates. Series 2006-6
                  --------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 3 of the Custodial Agreement, subject to review of the contents thereof, the undersigned, as Custodian, hereby certifies that it has received the applicable documents listed in Sections 2.01 and 2.02 of the Pooling Agreement for each Custodial File pertaining to each Mortgage Loan listed on each Mortgage Loan Schedule attached as Exhibit A to the Custodial Agreement, subject to any exceptions noted on Schedule I hereto.

                                 Exhibit B-1-1

         Capitalized words and phrases used but not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certification is subject in all respects to the terms of Section 3 of the Custodial Agreement and the Custodial Agreement sections cross-referenced therein.

                                    WELLS FARGO BANK, N.A.,
                                      as Custodian

                                    By:
                                        --------------------------------
                                    Name:
                                    Title:


                                 Exhibit B-1-2

                                   EXHIBIT B-2

                          FORM OF INTERIM CERTIFICATION

                                                           -------------------
                                                                          Date

HSBC Bank USA, National Association                       EMC Mortgage Corporation
452 Fifth Avenue                                          Mac Arthur Ridge II
New York, New York 10018                                  909 Hidden Ridge Drive, Suite 200
Attention: Corporate Trust & Loan                         Irving, Texas 75038
Agency/Luminent 2006-6

Maia Mortgage Finance Statutory Trust                     GMAC Mortgage Corporation
101 California St., 13th Floor                            3451 Hammond Avenue
San Francisco, California 94111                           Waterloo, Iowa 50702
Attention: Christopher Zyda
Telephone: (415) 217-4500
Facsimile: (415) 217-4518

Wells Fargo Bank, N.A.                                    IndyMac Bank, F.S.B.
9062 Old Annapolis Road                                   3465 East Foothill Boulevard
Columbia, MD 21045                                        Pasadena, California 91107

Countrywide Home Loans Servicing LP                       Residential Funding Corporation
400 Countrywide Way                                       8400 Normandale Lake Boulevard, Suite 250
Simi Valley, California 93065                             Minneapolis, MN 55437

Central Mortgage Company
801 John Barrow Road Suite 1
Little Rock, Arkansas 72205
Attention: Lou Ann Howard
Telephone:  (501) 716-5735
Facsimile:  (501) 716-5768


         Re:      Custodial Agreement dated as of September 1, 2006
                  (the "Custodial Agreement"), between HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A.,
                  as Custodian, with respect to Luminent Mortgage Trust 2006-6 Mortgage Pass-Through Certificates. Series 2006-6
                  -------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed on each Mortgage Loan Schedule attached as Exhibit A thereto (other than any Mortgage Loan paid in full or listed on Schedule I hereto), it received the applicable documents listed in Sections 2.01 and 2.02 of the Pooling Agreement.

                                 Exhibit B-2-1

         The undersigned hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule attached as Exhibit A thereto (other than any Mortgage Loan paid in full or listed on Schedule I hereto), it has reviewed the documents listed in Sections 2.01 and 2.02 of the Pooling Agreement and has determined that each such document appears regular on its face, appears to contain the required signatures by or on behalf of the mortgagor and the mortgagee, and appears to relate to the Mortgage Loan identified in such documents.

         Capitalized words and phrases used but not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certification is qualified in all respects by the terms of the Custodial Agreement including, but not limited to, Section 3 thereof.

                                   WELLS FARGO BANK, N.A.,
                                     as Custodian

                                   By:
                                       --------------------------------
                                   Name:
                                   Title:


                                 Exhibit B-2-2

                                   EXHIBIT B-3

                           FORM OF FINAL CERTIFICATION

                                                          --------------------
                                                                          Date

HSBC Bank USA, National Association                       EMC Mortgage Corporation
452 Fifth Avenue                                          Mac Arthur Ridge II
New York, New York 10018                                  909 Hidden Ridge Drive, Suite 200
Attention: Corporate Trust & Loan                         Irving, Texas 75038
Agency/Luminent 2006-6

Maia Mortgage Finance Statutory Trust                     GMAC Mortgage Corporation
101 California St., 13th Floor                            3451 Hammond Avenue
San Francisco, California 94111                           Waterloo, Iowa 50702
Attention: Christopher Zyda
Telephone: (415) 217-4500
Facsimile: (415) 217-4518

Wells Fargo Bank, N.A.                                    IndyMac Bank, F.S.B.
9062 Old Annapolis Road                                   3465 East Foothill Boulevard
Columbia, MD 21045                                        Pasadena, California 91107

Countrywide Home Loans Servicing LP                       Residential Funding Corporation
400 Countrywide Way                                       8400 Normandale Lake Boulevard, Suite 250
Simi Valley, California 93065                             Minneapolis, MN 55437

Central Mortgage Company
801 John Barrow Road Suite 1
Little Rock, Arkansas 72205
Attention: Lou Ann Howard
Telephone:  (501) 716-5735
Facsimile:  (501) 716-5768


         Re:      Custodial Agreement dated as of September 1, 2006
                  (the "Custodial Agreement"), between HSBC Bank USA,
                  National Association, as Trustee, and Wells Fargo Bank, N.A., as Custodian, with respect to Luminent Mortgage Trust 2006-6 Mortgage Pass-Through Certificates. Series 2006-6
                  -------------------------------------------------

Ladies and Gentlemen:

         In accordance with Section 3 of the Custodial Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule attached as Exhibit A thereto (other than any Mortgage Loan paid in full or listed on Schedule I hereto), it has received the applicable documents listed in Sections 2.01 and 2.02 of the Pooling Agreement.

                                 Exhibit B-3-1

         The undersigned hereby certifies that as to each Mortgage Loan listed on each Mortgage Loan Schedule attached as Exhibit A thereto (other than any Mortgage Loan paid in full or listed on Schedule I hereto), it has reviewed the documents listed in Sections 2.01 and 2.02 of the Pooling Agreement and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i) through
(vi) of the definition of Mortgage Loan Schedule is correct.

         Capitalized words and phrases used but not otherwise defined herein shall have the respective meanings assigned to them in the Custodial Agreement. This Certification is qualified in all respects by the terms of the Custodial Agreement.

                                      WELLS FARGO BANK, N.A.,
                                        as Custodian

                                      By:
                                          -------------------------------
                                      Name:
                                      Title:


                                 Exhibit B-3-2

                                   EXHIBIT B-4

                  REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

                                                           --------------------
                                                                           Date
Wells Fargo Bank, N.A.
24 Executive Park, Suite 100
Irvine, CA 92614
Attention: Account Manager

         In connection with the administration of the mortgages held by you as Custodian under a certain Custodial Agreement dated as of September 1, 2006 (the "Custodial Agreement"), between HSBC Bank USA, National Association, as Trustee, and you, as Custodian, the undersigned Master Servicer or Servicer hereby requests a release of the Custodial File held by you as Custodian with respect to the following described Mortgage Loan for the reason indicated below.

         Mortgagor's Name:

         Address:

         Loan No.:

         Reason for requesting file:

         1. Mortgage Loan paid in full. The Master Servicer (or Servicer) hereby certifies that all amounts received in connection with the loan have been or will be credited to the Collection Account or the Distribution Account (whichever is applicable) pursuant to the Pooling Agreement.

         2. Mortgage Loan being foreclosed.

         3. Mortgage Loan substituted. The Master Servicer (or Servicer) hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Custodial File pursuant to the Pooling Agreement.

         4. Mortgage Loan repurchased. The Master Servicer (or Servicer) hereby certifies that the Purchase Price has been credited to the Collection Account or the Distribution Account (whichever is applicable) pursuant to the Pooling Agreement.

         5. Other. (Describe)

         The undersigned acknowledges that the above Custodial File will be held by the undersigned in accordance with the provisions of the Pooling Agreement and will be returned to you within ten days of our receipt of the Custodial File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Custodial File will be retained by us permanently).

                                 Exhibit B-4-1

         Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Custodial Agreement.


                                  Name of Master Servicer (or Servicer)


                                  By:
                                      -------------------------------
                                      Name:
                                      Title: Servicing Officer


                                 Exhibit B-4-2

                                   EXHIBIT B-5

                    FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT

         I _________________________, being duly sworn, do hereby state under oath that:

         1. I am a duly elected ______________________ of Maia Mortgage Finance Statutory Trust, Inc. (the "Company") and am duly authorized to make this affidavit.

         2. This affidavit is being delivered in connection with the transfer of the Mortgage Loan described in Paragraph 3 hereof by the Company pursuant to the Pooling Agreement dated as of September 1, 2006, among the Company as seller, HSBC Bank USA, National Association as trustee, Lares Asset Securitization, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer and securities administrator, relating to the Luminent Mortgage Trust 2006-6 Mortgage Pass-Through Certificates, Series 2006-6 (the "Pooling Agreement").

         3. The [ ] is the payee under the following described Mortgage Note ("Mortgage Note") which evidences the obligation of the borrower(s) to repay the Mortgage Loan:

         Loan Number:  _______________________________________________

         Mortgage Note Date:  ________________________________________

         Borrower(s):  _______________________________________________

         Original Payee (if not the Company):  _______________________

         Original Amount:  ___________________________________________

         Mortgage Rate:  _____________________________________________

         Address of Mortgaged Property:  _____________________________

         _____________________________________________________________


         4. The Company is the lawful owner of the Mortgage Note and has not cancelled, altered, assigned or hypothecated the Mortgage Note.

         5. A thorough and diligent search for the executed original Mortgage Note was undertaken and was unsuccessful.

         6. Attached hereto is a true and correct copy of the Mortgage Note.

         7. The Mortgage Note has not been endorsed by the Company in any manner inconsistent with its transfer of the Mortgage Loan under the Pooling Agreement or any Reconstituted Servicing Agreement.

         8. Without limiting the generality of the rights and remedies of the Trustee contained in the Pooling Agreement, the Company hereby confirms and agrees that in the event the inability to produce the executed original Mortgage Note results in a breach of the representations, warranties and covenants appearing in Section 3.01 of the Pooling Agreement, the Company shall repurchase the Mortgage Loan at the Repurchase Price and otherwise in accordance with
Section 2.07 of the Pooling Agreement. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered the Mortgage Note to the Trustee, including without limitation any such losses, liabilities, damages, claims or expenses arising from any action to enforce the indebtedness evidenced by the Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of the Mortgage Note.

                                 Exhibit B-5-1

         9. In the event that the Company locates the executed original Mortgage Note, it shall promptly provide the Mortgage Note to the Trustee.

         10. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Pooling Agreement.

Date:
      --------------------------
                                                     -------------------
                                                     (signature)

                                                     -------------------
                                                     (print name)

                                                     -------------------
                                                     (print title)



                                 Exhibit B-5-2

                                   EXHIBIT B-6

                               FORM OF ENDORSEMENT

         Pay to the order of HSBC Bank USA, National Association, as trustee (the "Trustee") under the Pooling Agreement dated as of September 1, 2006, among Maia Mortgage Finance Statutory Trust as seller, HSBC Bank USA, National Association as Trustee, Lares Asset Securitization, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer and securities administrator, relating to Luminent Mortgage Trust 2006-6 Mortgage Pass-Through Certificates, Series 2006-6, without recourse.

                                       ------------------------------
                                       [current signatory on note]


                                       By:
                                            --------------------------
                                            Name:
                                            Title:



                                 Exhibit B-6-1

                                    EXHIBIT C

                   AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------





                                   Exhibit C-1

                                    EXHIBIT D

                    AUTHORIZED REPRESENTATIVES OF THE TRUSTEE

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------






                                   Exhibit D-1

                                    EXHIBIT E

                AUTHORIZED REPRESENTATIVES OF THE MASTER SERVICER

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------




                                   Exhibit E-1

                                   EXHIBIT F-1

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER
                     (COUNTRYWIDE HOME LOANS SERVICING, LP)

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------




                                  Exhibit F-1-1

                                   EXHIBIT F-2

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER
                           (EMC MORTGAGE CORPORATION)

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------



                                  Exhibit F-2-1

                                   EXHIBIT F-3

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER
                             (INDYMAC BANK, F.S.B.)

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------



                                  Exhibit F-3-1

                                   EXHIBIT F-4

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER
                           (CENTRAL MORTGAGE COMPANY)


--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------




                                  Exhibit F-4-1

                                   EXHIBIT F-5

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER
                        (RESIDENTIAL FUNDING CORPORATION)

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------





                                  Exhibit F-5-1

                                   EXHIBIT F-6

                   AUTHORIZED REPRESENTATIVES OF THE SERVICER
                           (GMAC MORTGAGE CORPORATION)

--------------------------------------------------------------------------------------------------------------------
                 Name                                 Signature                               Title
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------




                                  Exhibit F-6-1

                                    EXHIBIT G

    SERVICING CRITERIA TO BE ADDRESSED IN REPORT ON ASSESSMENT OF COMPLIANCE

         The Custodian shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria", as identified by a mark in the column titled "Applicable Servicing Criteria";

----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                            CRITERIA
----------------------------------------------------------------------------------------------------------------------
                               GENERAL SERVICING CONSIDERATIONS
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
----------------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
                                CASH COLLECTION AND ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on mortgage loans are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an
                     obligor or to an investor are made only by authorized
                     personnel.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                  Exhibit G-1

----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                           CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(iv)       The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the
                     Securities Exchange Act.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
----------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by
                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the transaction
                     agreements.
----------------------------------------------------------------------------------------------------------------------
                                 INVESTOR REMITTANCES AND REPORTING
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the
                     transaction agreements and applicable Commission
                     requirements. Specifically, such reports (A) are prepared
                     in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information
                     calculated in accordance with the terms specified in the
                     transaction agreements; (C) are filed with the Commission
                     as required by its rules and regulations; and (D) agree
                     with investors' or the trustee's records as to the total
                     unpaid principal balance and number of mortgage loans
                     serviced by the Servicer.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iii)      Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the transaction
                     agreements.
----------------------------------------------------------------------------------------------------------------------

                                  Exhibit G-2

----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                           CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(3)(iv)       Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank statements.
----------------------------------------------------------------------------------------------------------------------
                                     POOL ASSET ADMINISTRATION
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on mortgage loans is maintained as required                    X
                     by the transaction agreements or related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ii)       Mortgage loan and related documents are safeguarded as required                       X
                     by the transaction agreements
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                     allocated to principal, interest or other items (e.g.,
                     escrow) in accordance with the related mortgage loan
                     documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the mortgage loans agree
                     with the Servicer's records with respect to an obligor's
                     unpaid principal balance.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                     accordance with the transaction agreements and related pool asset documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                  Exhibit G-3

----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                           CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency
                     is deemed temporary (e.g., illness or unemployment).
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     mortgage loans with variable rates are computed based on
                     the related mortgage loan documents.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and (C)
                     such funds are returned to the obligor within 30 calendar
                     days of full repayment of the related mortgage loans, or
                     such other number of days specified in the transaction
                     agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiii)     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)      Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
----------------------------------------------------------------------------------------------------------------------


                                  Exhibit G-4

----------------------------------------------------------------------------------------------------------------------
                                        SERVICING CRITERIA                                             APPLICABLE
                                                                                                       SERVICING
                                                                                                        CRITERIA
----------------------------------------------------------------------------------------------------------------------
      REFERENCE                           CRITERIA
----------------------------------------------------------------------------------------------------------------------
1122(d)(4)(xv)       Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.
----------------------------------------------------------------------------------------------------------------------











                                  Exhibit G-5